UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011

IVANHOE ENERGY INC.
 (Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 688-8323

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

Under this Item 7.01 of Form 8-K, Ivanhoe Energy Inc. (“Ivanhoe Energy” or the “Company) is furnishing a copy of its Management Proxy Circular dated as of March 21, 2011 which was publicly filed in Canada on www.sedar.com on March 22, 2011. The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Management Proxy Circular dated as of March 21, 2011, including Notice of Meeting, Form of Proxy and Supplemental Mail Return Cards, with respect to the April 27, 2011 Annual General Meeting of Ivanhoe Energy Inc. Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 23, 2011

IVANHOE ENERGY INC.

By:	/s/ Beverly A. Bartlett

Name: Beverly A. Bartlett Title: Vice President and Corporate Secretary

EXHIBIT
NUMBER	Exhibit Index
99.1	Management Proxy Circular dated as of March 21, 2011, including Notice of Meeting, Form of Proxy and Supplemental Mail Return Cards, with respect to the April 27, 2011 Annual General Meeting of Ivanhoe Energy Inc. Shareholders.